Exhibit 99.1

Mangoceuticals Acquires Global Patent Portfolio

to Revolutionize Preventive Care

Provides MangoRx with entrance into the non-Rx based, nutraceutical product space for sales on both direct-to-consumer online platforms and through retail locations

Dallas, Texas / April 25, 2024 / Mangoceuticals, Inc. (NASDAQ: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling a variety of men’s health and wellness products in the area of erectile dysfunction (ED), hair growth and hormone replacement therapies is excited to announce that it has acquired a global patent portfolio for a pioneering oral solution and application aimed to combat and prevent a spectrum of infections, including the common cold, respiratory diseases, and orally transmitted diseases such as human papillomavirus (HPV) (the “Patent Portfolio”) from Intramont Technologies, Inc. (“Intramont”), pursuant to a Patent Purchase Agreement (“PPA”).

We believe that the acquired technology represents a breakthrough in preventive care. The acquired technology is protected by a global patent portfolio including US and international patent rights. The solution is specifically designed to prevent illnesses acquired through the oral cavity and the pharynx through the application of an orally available solution such as a toothpaste, oral dissolvable tablet (ODT), lozenge or mouthwash.

The keys to what we believe are the effectiveness of this oral health innovation are its unique ingredients and formulation. The patented formulation incorporates a proprietary blend, featuring GALALCOOL®️, zinc protoporphyrin IX, and select tannins. These components are believed to synergistically inhibit the acquisition of various pathogens, providing users with a comprehensive defense against oral and respiratory infections.

Jacob Cohen, Co-Founder and CEO of MangoRx commented, “We are thrilled to integrate this groundbreaking solution into our current portfolio of products, as this further signifies our entrance into non-prescription, or non-Rx, based products, which can be sold both via direct-to-consumer online or in retail locations. This acquisition aligns perfectly with our mission to enhance well-being through innovative health solutions. Through working to commercialize this technology, we aim to unlock significant value for our shareholders while advancing global health and addressing significant market needs.”

According to a recent market study performed by Fortune Business Insights, the global toothpaste market is a significant growth opportunity for MangoRx’s newly acquired technology. With the market size standing at $18.11 billion in 2022 and projected to reach $25.71 billion by 2030, a compound annual growth rate (CAGR) of 4.7%, the demand for high-quality oral health products is on the rise. As per the World Health Organization’s global oral health status report in 2022, nearly 3.5 billion people (3 out of 4) suffer from oral diseases globally, underscoring the urgent need for innovative preventive measures.

“Intramont is pleased to enter into a Patent Purchase Agreement with MangoRx”, commented Jim Intrater, CEO and Founder of Intramont Technologies, Inc., who continued, “MangoRx’s expertise in sales and marketing are of great potential help to our desires to bring forth new consumer health products to the general public. MangoRx has demonstrated its unique ability to develop, commercialize and market its products and we see this patented product fitting excellently among MangoRx’s product portfolio as well as through its other sales and distribution channels, both domestically and abroad.”

Pursuant to the PPA, the Company agreed to pay Intramont a total of $20,000,000 for the Patent Portfolio, through the issuance of 980,000 shares of its newly created 6% Series C Convertible Preferred shares (with a stated value and liquidation preference of $20.00 per share and convertible into shares of the Company’s common stock at $10.00 per share), which were issued at closing, and through the payment to Intramont of $400,000 in cash over the course of 7 months.

For more information on the transaction and the PPA, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission earlier today.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth and hormone replacement therapies. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to: our ability to commercialize the Patent Portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our ED product which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our planned products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen has significant voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace, and the fact that the majority of our shareholders paid less for their shares than the public offering price of our common stock in our recent initial public offering; dilution caused by recent offerings; the fact that we have a significant number of outstanding warrants to purchase shares of common stock at $1.00 per share, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended; our ability to build and maintain our brand; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our ED product; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our Mango ED product, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; our ability to maintain the listing of our common stock on the Nasdaq Capital Market, including our current non-compliance with Nasdaq’s continued listing standards; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Follow Mangoceuticals and MangoRx on social media:

https://www.instagram.com/mango.rx

https://twitter.com/Mangoceuticals

https://www.facebook.com/MangoRxOfficial

FOR PUBLIC RELATIONS

Lucky Break Public Relations

Sahra Simpson

Sahra@luckybreakpr.com

(323) 602-0091 ext. 704

FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations

Email: investors@mangorx.com

SOURCE: Mangoceuticals Inc.